UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

KinderCare Learning Companies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42367	87-1653366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Meadows Road
Lake Oswego, Oregon	97035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 872-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2026, KinderCare Learning Companies, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 112,436,272 shares of common stock were present or represented by proxy at the Annual Meeting, representing approximately 94.94% of the 118,428,299 shares of common stock entitled to vote at the Annual Meeting. The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the Annual Meeting:

1.	Proposal No. 1 – Election of Directors.

Class II Directors

At the Annual Meeting, Michael Nuzzo and John T. (“Tom”) Wyatt were nominated as Class II directors, to serve until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The results of the votes were as follows:

Nominee	For	Withhold	Broker Non-Votes
Michael Nuzzo	102,268,917.03	284,139.00	9,883,215.97
John T. (“Tom”) Wyatt	102,401,830.03	151,226.00	9,883,215.97

Based on the foregoing votes, Michael Nuzzo and John T. (“Tom”) Wyatt were elected as Class II directors at the Annual Meeting.

Class I Directors

At the Annual Meeting, Jean Desravines was nominated as a Class I Director, to serve until the 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withhold	Broker Non-Votes
Jean Desravines	94,143,949.00	8,409,107.03	9,883,215.97

Based on the foregoing votes, Jean Desravines was elected as a Class I director at the Annual Meeting.

2.	Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm.

Proposal No. 2 was the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for fiscal 2026. The results of the vote were as follows:

For	Against	Abstain
112,306,500.00	120,222.00	9,550.00

Based on the foregoing vote, the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for fiscal 2026 was approved.

3.	Proposal No. 3 – Advisory Vote On Named Executive Officers Compensation.

Proposal No. 3 was the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
97,216,652.03	5,333,477.00	2,927.00	9,883,215.97

Based on the foregoing vote, the compensation paid to the Company’s named executive officers was approved on an advisory basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KinderCare Learning Companies, Inc.

Date: June 5, 2026	By:	/s/ Anthony Amandi
	Name:	Anthony Amandi
	Title	Chief Financial Officer